UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012

IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California		91302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 818-871-1800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 9.01	Financial Statements and Exhibits	3

i

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2012-2013 Executive Officer Integration Bonus Plan

Ixia (the “Company”) acquired all of the outstanding capital stock of Anue Systems, Inc. (“Anue”) on June 1, 2012 and of BreakingPoint Systems, Inc. (“BreakingPoint”) on August 24, 2012.

On December 6, 2012, the Compensation Committee of the Board of Directors (the “Committee”) of the Company approved the Ixia 2012-2013 Executive Officer Integration Bonus Plan (the “Plan”). Under the Plan, six executive officers of the Company (collectively, the “Eligible Officers”) who have contributed to the success of the Company through their efforts in integrating the operations of the Company with the operations of Anue and BreakingPoint are eligible to earn bonuses (“Integration Bonuses”) for each of 2012 and 2013 based on the Company’s achievement of pre-approved bookings goals for each of Anue and BreakingPoint and an employee rate of attrition goal based on the average of the Anue and BreakingPoint employee rates of attrition for the applicable period (collectively, the “Bonus Targets”). The Integration Bonuses are in addition to any bonuses the Eligible Officers may be entitled to receive under any other bonus plans of the Company.

The Eligible Officers include Thomas B. Miller, the Company’s Chief Financial Officer, and Alan Grahame, the Company’s Senior Vice President, Worldwide Sales. The Company’s President and Chief Executive Officer and the Company’s Chief Innovation Officer are not eligible to participate in Plan.

An Eligible Officer will only be entitled to receive an Integration Bonus for 2012 or 2013 if the Company achieves each of the minimum Anue bookings, BreakingPoint bookings and employee rate of attrition Bonus Targets for the applicable year. In addition, the Company must achieve (i) for 2012 and under the Ixia 2012 Executive Officer Bonus Plan, a bonus factor (as defined in that plan) of not less than 100% and (ii) for 2013 and under any Ixia 2013 Executive Officer Bonus Plan (based on the Company’s 2013 revenue and operating goals) a bonus factor of not less than 100%. The minimum Bonus Targets for each of 2012 or 2013 are equal to 85% of the maximum Bonus Targets for the applicable year.

Provided the Company achieves the three minimum Bonus Targets for the applicable year, an Eligible Officer’s Integration Bonus will be equal to the product of (i) the Eligible Officer’s annual base salary as of December 31, 2012 multiplied by the applicable bonus percentage for the Eligible Officer for the applicable year (as set forth in the Plan) and (ii) the applicable bonus factor, which ranges from 85% to 100% and is equal to the average of the bonus factors assigned to the levels of Anue bookings, BreakingPoint bookings and employee rate of attrition achieved for the applicable year. If the Company does not achieve all three minimum Bonus Targets for the applicable year, then the bonus factor is 0%, and no bonuses will be payable under the Plan for that year.

The aggregate maximum bonus opportunity for each of Messrs. Miller and Grahame under the Plan is equal to 40% of the Eligible Officer’s annual base salary at December 31, 2012, consisting of a 2012 maximum bonus opportunity of 16% of base salary and a 2013 maximum bonus opportunity of 24%. Based on their current annual base salaries and provided the minimum Bonus Targets for each of 2012 and 2013 are met, Messrs. Miller’s and Grahame’s aggregate maximum bonus opportunities under the Plan are $120,000 and $128,000, respectively. Mr. Miller’s bonus opportunity ranges from $40,800 to $48,000 for 2012 and from $61,200 to $72,000 for 2013. Mr. Grahame’s bonus opportunity ranges from $43,520 to $51,200 for 2012 and from $65,280 to $76,800 for 2013.

For purposes of the Plan, “bookings” means the Company’s aggregate U.S. dollar value of bona fide orders for products and services that are received from non-affiliated third party customers or unaffiliated resellers of such products and services and accepted by the Company (including any of its subsidiaries) during the specified measurement period (i.e, the third and fourth fiscal quarters of 2012 and the full year 2013 for Anue bookings and the fourth fiscal quarter of 2012 and the full year 2013 for BreakingPoint bookings), less the value of any orders that were taken into account for purposes of determining the value of such bookings and cancelled before the date on which the amounts of the Integration Bonuses are determined. For purposes of determining Anue bookings, only sales of Anue network tool optimizer and impairment products and services will be taken into account.

For purposes of the Plan, “employee rate of attrition” means the ratio of (i) the number of employees of Anue or BreakingPoint, as applicable, who voluntarily terminate their employment during the specified measurement period to (ii) the number of individuals who are employed by the applicable company at the beginning of the measurement period.

In the event of a change in control of the Company (as defined in the Plan) that occurs after December 31, 2012 and prior to January 1, 2014, each Eligible Officer will be entitled to be paid (i) any Integration Bonus earned for 2012 (to the extent not already paid) and (ii) the maximum bonus payable for 2013 multiplied by a fraction, the numerator of which is the number of calendar months (including any portion thereof) that have elapsed between December 31, 2012 and the date of the change in control, and the denominator of which is 12.

The foregoing description of the Plan is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and by reference to Ixia’s 2012 Executive Officer Bonus Plan, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated May 11, 2012 as filed with the Securities and Exchange Commission on May 16, 2012.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following Exhibit is filed as a part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Ixia 2012-2013 Executive Officer Integration Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia

Dated: December 12, 2012	By:	/s/ Ronald W. Buckly
Ronald W. Buckly
Senior Vice President, Corporate Affairs and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Ixia 2012-2013 Executive Officer Integration Bonus Plan